UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                   May 3, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   01-13612               02-0398678
  -------------------------------     -----------           ----------------
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
          incorporation)              File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

      On May 3, 2006, Congoleum Corporation ("Congoleum") filed a motion seeking the approval of the Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") for a settlement agreement with Travelers Casualty and Surety Company and St. Paul Fire and Marine Insurance Company ("Travelers"). Under the terms of the settlement, Travelers will pay $25 million in two installments over thirteen months to the trust for asbestos claimants to be formed upon confirmation of Congoleum's plan of reorganization once a plan of reorganization with the Section 524(g) protection specified in the settlement agreement goes effective and the Bankruptcy Court approves the transfer of the funds.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2006                        Congoleum Corporation

                                         By: /s/ Howard N. Feist III
                                             ---------------------------
                                             Name: Howard N. Feist III
                                             Title: Chief Financial Officer